CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Variable Portfolios IV — Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios IV -	Legg Mason Partners Variable Portfolios IV -
Legg Mason Partners Variable	Legg Mason Partners Variable
Multiple Discipline Portfolio -	Multiple Discipline Portfolio -
All Cap Growth and Value	All Cap Growth and Value

/s/ R. Jay Gerken	/s/ Robert J. Brault

R. Jay Gerken	Robert J. Brault
Date: September 7, 2006	Date: September 7, 2006
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Variable Portfolios IV — Legg Mason Partners Variable Multiple Discipline Portfolio — Large Cap Growth and Value (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios IV -	Legg Mason Partners Variable Portfolios IV -
Legg Mason Partners Variable	Legg Mason Partners Variable
Multiple Discipline Portfolio -	Multiple Discipline Portfolio -
Large Cap Growth and Value	Large Cap Growth and Value

/s/ R. Jay Gerken	/s/ Robert J. Brault

R. Jay Gerken	Robert J. Brault
Date: September 7, 2006	Date: September 7, 2006
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Variable Portfolios IV — Legg Mason Partners Variable Multiple Discipline Portfolio — Global All Cap Growth and Value (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios IV -	Legg Mason Partners Variable Portfolios IV -
Legg Mason Partners Variable	Legg Mason Partners Variable
Multiple Discipline Portfolio -	Multiple Discipline Portfolio -
Global All Cap Growth and Value	Global All Cap Growth and Value

/s/ R. Jay Gerken	/s/ Robert J. Brault

R. Jay Gerken	Robert J. Brault
Date: September 7, 2006	Date: September 7, 2006
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Variable Portfolios IV — Legg Mason Partners Variable Multiple Discipline Portfolio — Balanced All Cap Growth and Value (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios IV -	Legg Mason Partners Variable Portfolios IV -
Legg Mason Partners Variable	Legg Mason Partners Variable
Multiple Discipline Portfolio -	Multiple Discipline Portfolio -
Balanced All Cap Growth and Value	Balanced All Cap Growth and Value

/s/ R. Jay Gerken	/s/ Robert J. Brault

R. Jay Gerken	Robert J. Brault
Date: September 7, 2006	Date: September 7, 2006
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.